1 AG Mortgage Investment Trust, Inc. Q1 2025 Earnings Presentation March 31, 2025

2NYSE: MITT Forward Looking Statements & Non-GAAP Financial Information Forward Looking Statements: This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 related to dividends, book value, our investments, our business and investment strategy, investment returns, return on equity, liquidity, financing, taxes, our assets, our interest rate sensitivity, and our views on certain macroeconomic trends and conditions, among others. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of our company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, our ability to generate attractive risk adjusted returns over the long term as a programmatic aggregator and issuer of Non-Agency residential loan securitizations; our ability to drive earnings power and to make our company a more scaled and profitable pure-play residential mortgage REIT; our ability to create long-term value for our stockholders; our ability to continue to opportunistically rotate capital through sales of legacy WMC or other non-core assets; whether certain of our legacy WMC commercial loans will pay off on the time and in the manner anticipated or at all; our ability to continue to grow our residential investment portfolio; our acquisition pipeline; our ability to invest in higher yielding assets through Arc Home, other origination partners or otherwise; our levels of liquidity, including whether our liquidity will sufficiently enable us to continue to deploy capital within the residential whole loan space as anticipated or at all; the impact of market, regulatory and structural changes on the market opportunities we expect to have, and whether we will be able to capitalize on such opportunities in the manner we anticipate, including our ability to participate in, and benefit from, the home equity loan market; the impact of market volatility on our business, including our book value, and ability to execute our strategy; our trading volume and liquidity; our portfolio mix, including levels of Residential Investments and Agency mortgage loans; our ability to manage warehouse exposure as anticipated or at all; our levels of leverage, including our levels of recourse and non-recourse financing; our ability to repay or refinance corporate leverage; our ability to execute securitizations, including at the pace anticipated or at all; our ability to achieve our forecasted returns on equity on warehoused assets and post-securitization, including whether such returns will support earnings growth; changes in our business and investment strategy; our ability to grow our book value; our ability to predict and control costs; changes in inflation, tariffs, interest rates and the fair value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; the impact of credit spread movements on our business; the impact of interest rate changes on our asset yields and net interest margin; changes in the yield curve; the timing and amount of stock issuances pursuant to our ATM program or otherwise; the timing and amount of stock repurchases, if any; our capitalization, including the timing and amount of preferred stock repurchases or exchanges, if any; expense levels, including levels of management fees; changes in prepayment rates on the loans we own or that underlie our investment securities; our distribution policy; Arc Home’s performance, including its liquidity position and ability to increase market share or benefit from improved gain on sale margins; Arc Home’s origination volumes; the composition of Arc Home’s portfolio, including levels of MSR exposure; costs and levels of leverage on Arc Home’s portfolio; our percentage allocation of loans originated by Arc Home; increased rates of default or delinquencies and/or decreased recovery rates on our assets; the availability of and competition for our target investments; our ability to obtain and maintain financing arrangements on terms favorable to us or at all; changes in general economic or market conditions in our industry and in the finance and real estate markets, including the impact on the value of our assets; conditions in the market for Residential Investments and Agency RMBS; our levels of Earnings Available for Distribution (“EAD”); market conditions impacting commercial real estate; legislative and regulatory actions by the U.S. Department of the Treasury, the Federal Reserve and other agencies and instrumentalities; regional bank failures; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a REIT for federal tax purposes; and our ability to qualify for an exemption from registration under the Investment Company Act of 1940, as amended. Additional information concerning these and other risk factors are contained in our filings with the Securities and Exchange Commission ("SEC"), including those described in Part I – Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our filings with the SEC. Copies are available free of charge on the SEC's website, http://www.sec.gov/. All forward looking statements in this presentation speak only as of the date of this presentation. We undertake no duty to update any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. All financial information in this presentation is as of March 31, 2025, unless otherwise indicated. Non-GAAP Financial Information: In addition to the results presented in accordance with GAAP, this presentation includes certain non-GAAP financial results and financial metrics derived therefrom, including EAD, investment portfolio, financing arrangements, and economic leverage ratio, which are calculated by including or excluding unconsolidated investments in affiliates, as described in the footnotes to this presentation. Our management team believes that this non-GAAP financial information, when considered with our GAAP financial statements, provides supplemental information useful for investors to help evaluate our financial performance. However, our management team also believes that our definition of EAD has important limitations as it does not include certain earnings or losses our management team considers in evaluating our financial performance. Our presentation of non-GAAP financial information may not be comparable to similarly-titled measures of other companies, who may use different calculations. This non-GAAP financial information should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

3NYSE: MITT Q1 2025 MITT Earnings Call Presenters T.J. Durkin Nicholas Smith Anthony Rossiello Chief Executive Officer & President Chief Investment Officer Chief Financial Officer

4NYSE: MITT MITT: A Pure Play Residential Mortgage REIT Committed to generating attractive risk adjusted returns over the long-term as a programmatic aggregator and issuer of Non-Agency residential loan securitizations Liquidity to Support Continued Portfolio Growth Access to Investment Opportunities High Quality Portfolio through a Credit-first Mindset Disciplined Approach to Securitization and Leverage

5NYSE: MITT Securitized Loans Warehouse Loans Other Residential Legacy WMC Commercial Agency Q1 ‘25 Q4 ‘24 $10.64 $10.65 Q4 ‘24 Q1 ‘25 Q1 2025 Financial Position Cost of Funds7 5.3% $5.5 $5.9 $0.8 $0.8 Non-Recourse Recourse Q4‘ 24 Q1 ‘25 $6.7 $6.3bn $7.1 Investment Portfolio (in billions) $10.65 Book Value per Share1 $543.9 Total Equity (in millions) $132.5 Liquidity2 (in millions) 1.6x Economic Leverage Ratio3 Investment Portfolio5 ($bn) Financing Profile5 ($bn)Book Value per Share1 Q1 ‘25 Economic ROE4 2.0% 0.6% Investment Portfolio Yield6 6.0% $0.3 $0.3$0.3 $0.2 $0.1 $0.1 $6.4 $6.1 $6.4 $0.3 $0.3 $0.1 Securitized Loans Warehouse Loans Other Residential Legacy WMC Commercial $5.9 $0.8 Non-Recourse Recourse $6.7$7.1

6NYSE: MITT Growth in EAD supporting the 5.3% increase in our Q1 common dividend • GAAP earnings and EAD driven by continued increase in net interest income • Continued strength in volumes and improved margins drove Arc Home to breakeven and improvement in EAD contribution Q1 2025 Performance $19.6mm Q1 Net Interest Income $0.21 Q1 Earnings per Share8 $0.20 Q1 EAD per Share8,9 $0.20 Dividend per Share Declared in Q1 $366.8mm Q1 Agency-Eligible Loan Purchases (FMV) $128.2mm Q1 Home Equity Loan Purchases (FMV) $915.1mm Q1 Loans Securitized (UPB) $715.9mm Q1 Arc Home Originations10 Remained active in our securitization strategy and investing in Home Equity Loans • Continuing to grow our Home Equity Loan portfolio with $52.4 million purchased in April • Executed a securitization of $423.3 million UPB of Agency-Eligible Loans • Partnered with top mortgage originator to co-sponsor a securitization of $491.8 million UPB of Home Equity Loans, retaining $26.0 million of Non-Agency RMBS

7NYSE: MITT Economic Interest Retained Securitized Loans Co-Sponsor Securitized Loans Q4 ‘2 1 Q1 ‘2 5 0 2,500 5,000 7,500 Economic Interest Retained Securitized Loans Co-Sponsor Securitized Loans Warehouse Loans Q2 ‘ 21 Q4 ‘ 21 Q2 ‘ 22 Q4 ‘ 22 Q2 ‘ 23 Q4 ’ 23 Q2 ‘ 24 Q4 ‘ 24 0 2,000 4,000 6,000 8,000 Securitization Activity Programmatic issuer of Non-Agency securitizations generating attractive equity returns on our investment portfolio Securitized Loan Portfolio Growth ($mm) Economic Interest Retained Co-Sponsor Deals Retained Securitized Loans Warehouse Loans Q2 ‘ 21 Q3 ‘ 21 Q4 ‘ 21 Q1 ‘ 22 Q2 ‘ 22 Q3 ‘ 22 Q4 ‘ 22 Q1 ‘ 23 Q2 ‘ 23 Q3 ‘ 23 Q4 ’ 23 Q1 ‘ 24 Q2 ‘ 24 0 250 500 750 1,000 1,250 1,500 0 1,500 3,000 4,500 6,000 7,500 Retained Bonds Allocation 97.6% 2.4% MITT securitizations Co-Sponsored securitizations (a) (c) (b) (a) Economic interest retained includes (i) the fair value of retained tranches from securitizations, which are consolidated in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets, and (ii) the fair value of retained tranches from co-sponsored securitizations, which are not consolidated and are included in the "Real estate securities, at fair value" line item on the Company’s consolidated balance sheets. (b) Securitized Loans represent Securitized Non-Agency and Re/Non-Performing Loans included in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. (c) MITT participates in securitizations where it acts as a co-sponsor and retains bonds for risk retention requirements. Co-Sponsor Securitized Loans represents the total outstanding unpaid principal balance of the loans securitized through these deals. These loans are not consolidated on the Company’s consolidated balance sheets. Acquire Loans Significant growth, acquiring over $9 billion of residential mortgage loans since 2021 from Arc Home or third-party origination partners Retain Bonds & Reinvest Economic interests retained in securitizations of $780 million collateralized by high quality Non- Agency borrowers MITT’s Securitization Strategy Securitize Loans Executed 24 securitizations since 2021 through our “GCAT” shelf or through strategic partnerships with top mortgage originators

8NYSE: MITT Loan Portfolio $214.7mm Unpaid Principal Balance $80.9k Average Balance 63% CLTV(b),(e) Note: Data is based on latest available information (a) Includes Non-Agency loans recorded in the “Securitized residential mortgage loans, at fair value" line item and Agency-Eligible loans and Non-Agency loans recorded within the “Residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. (b) Metrics including coupon, FICO, current LTV, and CLTV represent weighted average calculations weighted using UPB. Weighted average current FICO excludes borrowers where FICO scores were not available. (c) Current LTV reflects loan amortization and estimated home price appreciation or depreciation since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs. (d) Metrics shown calculated as a percentage of total UPB. (e) Represents the Combined Loan to Value ratio which considers the loan balances on a borrower’s first mortgage and related Home Equity Loan. 0.0% 90+ Days DQ %(d) 750 FICO(b) $17.0mm Unfunded (UPB) $6.7bn Unpaid Principal Balance $39.0mm Warehouse UPB(a) 59% Current LTV(b),(c) 1.3% 90+ Days DQ %(d) 91% Fixed Rate %(d) 5.7% Coupon(b) 7.0% Warehouse Coupon(b) Home Equity Loans $49.7mm Pipeline(a) (UPB) $6.7bn Fair Value of Loan Portfolio 12.5% 5.2% 82.3% Home Equity Loans Re and Non-Performing Loans Non-Agency Loans 10.3% Coupon(b) Equity Invested in Loan Portfolio Non-Agency Loans(a) 765 FICO(b) $331.0mm 12.6% 4.7% 20.5% 62.3% Home Equity Loans Re and Non-Performing Loans Agency-Eligible Loans Non-Agency Loans $331.0mm (a)

9NYSE: MITT Commercial Investments • Legacy Commercial Real Estate Loans and CMBS acquired in WMC merger represents 1.7% of our Investment Portfolio and 10.5% of total equity (a) The maturity date for certain of the Company's Legacy WMC Commercial Loans is May 6, 2025, reflecting the final extension option under current agreements, and the Company expects that the borrower will be in default with respect to the maturity. As a result, the lender on the Company’s financing arrangements on such Legacy WMC Commercial Loans will be permitted to request a full repayment of the financing with respect to such assets. A short-term forbearance agreement with the Legacy WMC Commercial Loan borrower is being negotiated; however, there can be no assurances that any agreement will be executed. The Company does not currently expect its lender to request a full repayment while the forbearance agreement continues to be negotiated or while the forbearance agreement is in effect. (b) As of March 31, 2025, there are Legacy WMC CMBS with an unpaid principal balance of $23.5 million and a fair value of $6.5 million which are on non-accrual or cost recovery status. Legacy WMC Commercial Investments Expect to hold commercial investments as they organically mature or prudently exit through opportunistic sales 49.5% 40.5% 0.5% 1.2% 6.5% 1.8% Hotel Retail Industrial Multifamily Office Other 13.7% 24.3% 20.9% 41.1% CMBS - Conduit Fixed Rate CMBS - SASB Floating Rate CMBS - SASB Fixed Rate Commercial Loans Commercial Real Estate Loans Summary: Two first mortgage participations collateralized by institutionally owned CRE Assets. Freehand Portfolio: Cross-collateralized portfolio of three loans backed by four Freehand hotels located in NYC, Miami, Chicago and LA.  Pool is 74% LTV based on recent appraisals.  Maturity date of May 6th, 2025 Sono Collection: A Class A trophy mall located in affluent Norwalk, CT and anchored by Bloomingdale’s and Nordstrom.  Loan is 43% LTV based on recent appraisals. Maturity date of August 6th, 2025 Par Recovery CMBS: 82% of market value is collateralized by single asset bonds, allowing for detailed underwriting.  The two largest positions are loans on The Atlantis in the Bahamas and LA Landmark, Ovation Hollywood. Credit IO: Small positions where returns are a function of income v. principal recovery Loan extensions could provide upside to the positions The Single Asset Single Borrower CMBS market has been receptive to Retail and Hospitality transactions as underlying fundamentals have remained resilient post-Covid.  Commercial Loans Summary • Remaining two investments are first mortgage loans • Borrowers on both investments are current(a) • Weighted average LTV at acquisition of 63.4% • Investments collateralized by hotel and retail properties • Geography consists of: CT, NY, CA, IL, and FL • Maturity profile on investments are May 2025 and August 2025(a) • Weighted average unlevered yield of 9.8% CMBS Summary • Weighted average price of 54%, allowing for book value upside as markets improve • Weighted average unlevered yield of 17.2%(b) • Weighted average life of 1.6 years $57.3mm of Equity Invested (by Investment Type) $119.8mm of Fair Value (by Collateral Type)

10NYSE: MITT Arc Home: MITT's Proprietary Origination Channel10 Focused on increasing market share through product and channel expansion, while benefiting from improved gain on sale margins 44.6% MITT’s Ownership Percentage $0.1mm MITT’s Share of Arc Home EAD9 Geography California Florida New York Texas New Jersey Other $32.2mm MITT’s Investment in Arc Home(a) $0.1 $0.3 $0.2 $0.1 $0.1 $0.2 $0.3 $0.5 $0.7 $0.6 Lock Volume (b) Non-Agency (c) Conventional (d) Q1 ‘2 4 Q2 ‘2 4 Q3 ‘2 4 Q4 ‘2 4 Q1 ‘2 5 $— $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 Funding by Product ($bn) $61.0mm MITT Purchases from Arc Home (UPB) $0.7 $0.3 $0.6 $0.8 19.5% 64.9% 15.6% Cash Servicing Origination $0.7 $(0.08) $(0.05) $(0.03) $(0.02) $(0.03) $(0.02) $(0.01) $(0.02) $0.00 Q1 ‘2 3 Q2 ‘2 3 Q3 ‘2 3 Q4 ‘2 3 Q1 ‘2 4 Q2 ‘2 4 Q3 ‘2 4 Q4 ‘2 4 Q1 ‘2 5 $(0.10) $(0.05) $— $80.1mm of Equity at Arc Home Arc Home's Contribution to MITT's EAD per Share8,9 (a) As of March 31, 2025, the fair value of MITT’s investment in Arc Home was calculated using a valuation multiple of 1.00x book value. (b) Represents loans yet to be funded whereby the borrower has entered into an interest rate lock agreement. (c) Non-Agency includes Non-QM Loans and Jumbo Loans. (d) Conventional also includes Agency-Eligible Loans. Agency-Eligible Loans are loans that conform with GSE underwriting guidelines but sold to Non-Agency investors, including MITT. 5.9% % of MITT’s Equity $715.9mm Funding Volume $1.0bn Lock Volume(b) 48% Increase in Lock Volume from Q1 2024(b)

11NYSE: MITT Description ($ in mm’s) Asset Cost Asset FMV Yield6,(a) Financing Cost(b) Carrying Value of Financing(b) Cost of Funds7,(c) Equity Economic Leverage(d) ROE(e) Securitized Non-Agency Loans $6,643.3 $6,399.1 5.7% $6,303.0 $6,129.8 5.2% $269.3 1.3x 17.5% Securitized RPL/NPL Loans 158.4 143.2 6.0% 134.5 127.7 4.0% 15.5 1.8x 26.7% Agency-Eligble Loans 38.9 38.9 6.6% 36.4 36.4 6.2% 2.5 14.2x 12.4% Home Equity Loans 221.1 228.0 9.3% 186.6 186.6 6.3% 41.4 4.5x 20.9% Non-Agency Loans and Other 1.4 2.3 NM — — —% 2.3 N/A NM Non-Agency RMBS(f) 161.8 165.7 9.7% 99.5 99.5 4.9% 66.2 1.5x 16.3% Agency RMBS (Interest Only) 18.3 18.0 9.9% 0.7 0.7 4.9% 17.3 0.0x 10.2% Legacy WMC Commercial Loans 66.9 65.5 9.8% 41.9 41.9 7.7% 23.6 1.8x 14.1% Legacy WMC CMBS 60.1 54.3 17.2% 20.6 20.6 6.1% 33.7 0.6x 26.8% Total Investment Portfolio $7,370.2 $7,115.0 6.0% $6,823.2 $6,643.2 5.3% $471.8 1.6x 18.3% Cash and Cash Equivalents 115.5 4.2% 115.5 Interest Rate Swaps(g) 8.0 0.9% 8.0 Arc Home10 32.2 32.2 Senior Unsecured Notes(h) — 95.9 10.6% (95.9) Non-Interest Earnings Assets, Net 12.3 12.3 Total $7,283.0 $6,739.1 $543.9 1.6x Interest Only, 12% Loan Balance, 59% Low FICO, 29% Agency Pool Characteristics(c) 2% 28% 23% 18% 10% 19% < 3% 3% - 4% 4% - 5% 5% - 6% 6% - 7% 7%+ 0% 10% 20% 30% Loan Interest Rate Distribution Investment Portfolio (FMV) 93.7% 2.0% 2.3%0.3% 1.7% Non-Agency Loans RPL/NPL Non-Agency RMBS Agency Legacy WMC Commercial Investment Portfolio (Equity) 66.5%3.7% 14.0% 3.7% 12.1% Non-Agency Loans RPL/NPL Non-Agency RMBS Agency Legacy WMC Commercial Equity Allocation 54.8% 17.1% 11.1% 7.3% 4.9% 4.8% Residential Cash Agency Commercial Arc Home Other Q1 2025 Investment Portfolio5 Note: Data is as of March 31, 2025. NM - Not Meaningful (a) Represents the weighted average yield calculated based on the amortized cost of the underlying assets. (b) Financing is inclusive of securitized debt recorded at fair value and financing arrangements recorded at amortized cost. Financing arrangements on Securitized Non-Agency Loans and Securitized RPL/NPL Loans was $393.4 million and $27.4 million, respectively. (c) Represents the weighted average cost of funds on securitized debt and financing arrangements calculated based on the amortized cost of the underlying financing, inclusive of the benefit of 0.04% from the net interest component of interest rate swaps. Total Cost of Funds related to the financing on the Company’s investment portfolio and the senior unsecured notes was 5.34%. (d) Economic Leverage is calculated by dividing recourse financing by the equity invested in the related investment type inclusive of any cash collateral posted on financing arrangements. Non-recourse financing arrangements include securitized debt, at fair value and $46.7 million of other non-recourse financing arrangements. (e) Return on Equity is calculated by dividing the net interest income, inclusive of any cost or benefit on interest rate swaps, by the equity invested in the related investment type. Net interest income is calculated using Asset Cost multiplied by the Yield less Financing Cost multiplied by the Cost of Funds. (f) Includes $13.1 million of asset FMV recorded in the “Investments in debt and equity of affiliates” line item on the Company's consolidated balance sheets. Non-Agency RMBS are collateralized by the following asset types with corresponding fair values: Non-QM Loans ($58.9 million), Agency-Eligible Loans ($49.6 million), Home Equity Loans ($52.0 million), Prime Jumbo Loans ($4.5 million), and Re- and Non-Performing Loans ($0.7 million). (g) Asset FMV of interest rate swaps represents the sum of the net fair value of interest rate swaps and the margin posted on interest rate swaps. The Yield on interest rate swaps represents the net receive / (pay) rate as of period end. The interest rate swap portfolio had a notional amount of $332.5 million with a weighted average pay-fixed rate of 3.5%, a weighted average receive-variable rate of 4.4%, and a weighted average years to maturity of 4.7 years. The impact of the net interest component of interest rate swaps on cost of funds and return on equity is included within the respective investment portfolio asset line items. (h) Represents MITT’s 9.500% senior unsecured notes due 2029.

12NYSE: MITT (a) Represents the weighted average cost of funds of 5.34% calculated based on the amortized cost of the underlying financing, inclusive of the benefit of 0.04% from the net interest component of interest rate swaps. (b) Includes financing on the retained tranches from securitizations issued by the Company and consolidated in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. Additionally, includes financing on Non-Agency RMBS included in the “Real Estate Securities, at fair value” line item on the Company’s consolidated balance sheets. (c) The Company has total borrowing capacity of $1.8 billion to finance its Agency-Eligible, Home Equity, and Non-Agency Loans, which is uncommitted by the lenders. As of March 31, 2025, the available borrowing capacity was $1.6 billion. (d) Includes financing on Commercial loans and CMBS included in the "Commercial Loans, at fair value" and “Real Estate Securities, at fair value” line items, respectively, on the Company’s consolidated balance sheets. (e) Represents MITT’s 9.500% senior unsecured notes due 2029. 1.4x 2.5x 1.5x 1.4x 1.6x Residential Agency Commercial Unsecured Notes Q1 ‘ 24 Q2 ‘ 24 Q3 ‘ 24 Q4 ‘ 24 Q1 ‘ 25 0.0x 1.0x 2.0x 3.0x Residential, 11.1% Commercial, 0.9% Unsecured Notes, 1.4% Securitized Debt, 86.6%GAAP Financing Amount (in millions) Cost of Funds(a) Advance Rate Securitized Debt $5,836.7 5.2% 89% Residential Bond Financing(b) 520.3 5.6% 62% Residential Loan Financing(c) 223.0 6.3% 84% Legacy WMC Commercial Financing(d) 62.5 7.2% 52% Agency Financing 0.7 4.9% 71% Senior Unsecured Notes(e) 95.9 10.6% N/A Total GAAP Financing $6,739.1 5.3% N/A Q1 2025 Financing Profile5 Investment Portfolio primarily financed through term, non mark-to-market securitized debt, operating with a low Economic Leverage Ratio3 469119000 222996000 170000 62495000 95898000 Credit Warehouse Agency Commercial Convert Economic Leverage3 0.9x 0.4x 0.1x 0.2x Residential Bond Residential Loan Legacy WMC Commercial Senior Unsecured Notes 1.6x (b) (c) (d) (e)

13NYSE: MITT Book Value Roll-Forward1 Three Months Ended March 31, 2025 Amount (000’s) Per Diluted Share8 12/31/2024 Book Value $315,432 $10.64 Common dividend (5,932) (0.20) Equity based compensation 208 — Earnings available for distribution (“EAD”)9 5,982 0.20 Net realized and unrealized gain/(loss) included within equity in earnings/ (loss) from affiliates 523 0.02 Net realized gain/(loss) 10 — Net unrealized gain/(loss) 802 0.03 Transaction related expenses and deal related performance fees (1,144) (0.04) Adjustment related to dividends on preferred stock(a) (2) — 3/31/2025 Book Value $315,879 $10.65 Change in Book Value ($) 447 0.01 Change in Book Value (%) 0.1% (a) Represents the difference between the dividend accrual on our Series C Preferred Stock and the dividend declared during the quarter. On and after September 17, 2024, dividends on our Series C Preferred Stock accumulate at an annual floating rate of three-month CME Term SOFR (plus a tenor spread adjustment of 0.26161%) plus a spread of 6.476%.

14NYSE: MITT Reconciliation of Q1 2025 EAD9 (a) EAD excludes our portion of gains recorded by Arc Home in connection with the sale of residential mortgage loans to us. We eliminated such gains recognized by Arc Home and also decreased the cost basis of the underlying loans we purchased by the same amount. Upon reducing our cost basis, unrealized gains are recorded within net income based on the fair value of the underlying loans at quarter end. (b) EAD excludes $(49.0) thousand or $0.00 per share of realized and unrealized changes in the fair value of Arc Home's mortgage servicing rights and transaction related expenses, net of deferred tax expense or benefit, for the three months ended March 31, 2025. Additionally, for the three months ended March 31, 2025, $1.4 million or $0.05 per share of unrealized changes in the fair value of our investment in Arc Home was excluded from EAD. Three Months Ended March 31, 2025 Components of Earnings Available for Distribution Amount (000’s) Per Diluted Share8 Net Interest Income $ 19,613 $ 0.66 Net Interest Component of Interest Rate Swaps 737 0.02 Arc Home EAD 110 — Less: Gains on loans sold to MITT(a) (88) — Arc Home EAD to MITT 22 — Management fee to affiliate (2,327) (0.08) Non-investment related expenses (3,308) (0.11) Investment related expenses (3,451) (0.11) Dividends on preferred stock (5,304) (0.18) Operating Expenses (14,390) (0.48) Earnings Available for Distribution $ 5,982 $ 0.20 Three Months Ended March 31, 2025 Reconciliation of GAAP Net Income to Earnings Available for Distribution Amount (000’s) Per Diluted Share8 Net Income/(loss) available to common stockholders $ 6,173 $ 0.21 Add (Deduct): Net realized (gain)/loss (10) — Net unrealized (gain)/loss (802) (0.03) Transaction related expenses and deal related performance fees 1,144 0.04 Equity in (earnings)/loss from affiliates (1,185) (0.04) EAD from equity method investments(a),(b) 662 0.02 Earnings Available for Distribution $ 5,982 $ 0.20

15 Appendix

16NYSE: MITT Economic Leverage3 Reconciliation of GAAP Leverage Ratio to Economic Leverage Ratio - June 30, 2024 ($ in thousands) Leverage Stockholder’s Equity Leverage Ratio Securitized debt, at fair value $ 5,117,189 GAAP Financing arrangements 1,235,805 Convertible senior unsecured notes 78,849 Senior unsecured notes 95,380 Restricted cash posted on financing arrangements (3,369) GAAP Leverage $ 6,523,854 $ 533,502 12.2x Financing arrangements through affiliated entities 3,559 Non-recourse financing arrangements(a) (5,173,748) Economic Leverage $ 1,353,665 $ 533,502 2.5x(a) The calculation in the table above divides GAAP Leverage and Economic Leverage by our GAAP stockholders’ equity to derive our leverage ratio. (b) Non-recourse financing arrangements include securitized debt and $46.7 million of other non-recourse financing arrangements. Reconciliation of GAAP Leverage Ratio to Economic Leverage Ratio(a) ($ in thousands) March 31, 2025 Securitized debt, at fair value $ 5,836,691 Financing arrangements 806,554 Senior unsecured notes 95,898 Restricted cash posted on financing arrangements (5,073) GAAP Leverage $ 6,734,070 Non-recourse financing arrangements(b) (5,883,391) Economic Leverage $ 850,679 GAAP Stockholders’ Equity $ 543,870 GAAP Leverage Ratio(a) 12.4x Economic Leverage Ratio(a) 1.6x

17NYSE: MITT Condensed Consolidated Balance Sheets March 31, 2025 December 31, 2024 March 31, 2025 December 31, 2024 (in thousands) (unaudited) (unaudited) Assets Liabilities Securitized residential mortgage loans, at fair value $ 6,542,243 $ 6,197,678 Securitized debt, at fair value $ 5,836,691 $ 5,491,967 Residential mortgage loans, at fair value 269,238 220,217 Financing arrangements 806,554 742,108 Commercial loans, at fair value 65,504 67,005 Senior unsecured notes 95,898 95,721 Real estate securities, at fair value 224,901 201,360 Dividend payable 5,932 5,632 Investments in debt and equity of affiliates 46,016 46,841 Other liabilities 34,275 34,758 Cash and cash equivalents 115,549 118,662 Total Liabilities 6,779,350 6,370,186 Restricted cash 13,668 19,906 Other assets 46,101 41,940 Commitments and Contingencies Total Assets $ 7,323,220 $ 6,913,609 Stockholders' Equity Preferred stock 220,472 220,472 Common stock 297 296 Additional paid-in capital 824,587 824,380 Retained earnings (deficit) (501,486) (501,725) Total Stockholders’ Equity 543,870 543,423 Total Liabilities & Stockholders’ Equity $ 7,323,220 $ 6,913,609

18NYSE: MITT (a) On and after September 17, 2024, dividends on the Company’s Series C Preferred Stock accumulate at an annual floating rate of three-month CME Term SOFR (plus a tenor spread adjustment of 0.26161%) plus a spread of 6.476%. Three Months Ended Three Months Ended (in thousands) March 31, 2025 March 31, 2024 March 31, 2025 March 31, 2024 Net Interest Income Total Earnings/(Loss) Per Share of Common Stock Interest income $ 109,130 $ 95,572 Earnings/(Loss) Per Share - Basic $ 0.21 $ 0.55 Interest expense 90,281 78,393 Earnings/(Loss) Per Share - Diluted $ 0.21 $ 0.55 Total Net Interest Income 18,849 17,179 Other Income/(Loss) Weighted Average Shares of Common Stock Outstanding Net interest component of interest rate swaps 737 1,900 Basic 29,659 29,453 Net realized gain/(loss) 10 (1,103) Diluted 29,688 29,479 Net unrealized gain/(loss) 802 10,014 Total Other Income/(Loss) 1,549 10,811 Expenses Management fee to affiliate 2,327 1,741 Non-investment related expenses 3,308 3,114 Investment related expenses 3,410 3,283 Transaction related expenses 1,061 999 Total Expenses 10,106 9,137 Income/(loss) before equity in earnings/(loss) from affiliates 10,292 18,853 Equity in earnings/(loss) from affiliates 1,185 2,037 Net Income/(Loss) 11,477 20,890 Dividends on preferred stock(a) (5,304) (4,586) Net Income/(Loss) Available to Common Stockholders $ 6,173 $ 16,304 Condensed Consolidated Statement of Operations (unaudited)

19NYSE: MITT Footnotes 1. Book value is calculated using stockholders’ equity less the liquidation preference of our cumulative redeemable preferred stock of $228.0 million. 2. Total liquidity includes $115.5 million of cash and cash equivalents and $17.0 million of unencumbered Agency RMBS. 3. The Economic Leverage Ratio, a non-GAAP financial measure, is calculated by dividing total Economic Leverage, including any net TBA position, by our GAAP stockholders’ equity at quarter-end. Total Economic Leverage at quarter-end excludes non-recourse financing arrangements and any financing utilized through AG Arc LLC. Non-recourse financing arrangements include securitized debt, as well as $46.7 million of certain financing arrangements. Our obligation to repay our non-recourse financing arrangements is limited to the value of the pledged collateral thereunder and does not create a general claim against us as an entity. 4. The economic return on equity represents the change in book value per share during the period, plus the common dividends declared over the period, divided by book value per share from the prior period. 5. The Investment Portfolio consists of Residential Investments, Agency RMBS, and WMC Legacy Commercial Investments, all of which are held at fair value. Financing is inclusive of Securitized Debt, which is held at fair value, Financing Arrangements, and Senior Unsecured Notes. Throughout this presentation where we disclose the Investment Portfolio and the related financing, we have presented this information inclusive of (i) securities owned through investments in affiliates that are accounted for under GAAP using the equity method and, where applicable, (ii) long positions in TBAs, which are accounted for as derivatives under GAAP, but exclusive of our Senior Unsecured Notes. This presentation excludes investments held through AG Arc LLC unless otherwise noted. 6. The yield on our investments represents an effective interest rate, which utilizes all estimates of future cash flows and adjusts for actual prepayment and cash flow activity as of quarter-end. The calculation excludes cash held by the Company and excludes any net TBA position. The weighted average yield is calculated based on the amortized cost of our outstanding investment portfolio at quarter-end. 7. The cost of funds at quarter-end is calculated as the sum of (i) the weighted average funding costs on recourse financing outstanding at quarter end, (ii) the weighted average funding costs on non-recourse financing outstanding at quarter end, and (iii) the weighted average of the net pay or receive rate on our interest rate swaps outstanding at quarter end. The cost of funds is calculated based on the amortized cost of our outstanding financing at quarter-end. 8. Diluted per share figures are calculated using diluted weighted average outstanding shares in accordance with GAAP. 9. We define EAD, a non-GAAP financial measure, as Net Income/(loss) available to common stockholders excluding (i) (a) unrealized gains/(losses) on loans, real estate securities, derivatives and other investments, inclusive of our investment in AG Arc, and (b) net realized gains/(losses) on the sale or termination of such instruments, (ii) any transaction related expenses incurred in connection with the acquisition, disposition, or securitization of our investments as well as transaction related expenses incurred in connection with the WMC acquisition, (iii) accrued deal-related performance fees payable to third party operators to the extent the primary component of the accrual relates to items that are excluded from EAD, such as unrealized and realized gains/(losses), (iv) realized and unrealized changes in the fair value of Arc Home's net mortgage servicing rights and the derivatives intended to offset changes in the fair value of those net mortgage servicing rights, (v) deferred taxes recognized at our taxable REIT subsidiaries, if any, (vi) any bargain purchase gains recognized, and (vii) certain other nonrecurring gains or losses. Items (i) through (vii) above include any amount related to those items held in affiliated entities. Transaction related expenses referenced in (ii) above are primarily comprised of costs incurred prior to or at the time of executing our securitizations and acquiring or disposing of residential mortgage loans. These costs are nonrecurring and may include underwriting fees, legal fees, diligence fees, and other similar transaction related expenses. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. Management considers the transaction related expenses to be similar to realized losses incurred at the acquisition, disposition, or securitization of an asset and does not view them as being part of its core operations. Management views the exclusion described in (iv) above to be consistent with how it calculates EAD on the remainder of its portfolio. Management excludes all deferred taxes because it believes deferred taxes are not representative of current operations. EAD includes the net interest income and other income earned on our investments on a yield adjusted basis, including TBA dollar roll income/(loss) or any other investment activity that may earn or pay net interest or its economic equivalent. 10. We invest in Arc Home LLC, a licensed mortgage originator, through AG Arc LLC, one of our equity method investees. Our investment in AG Arc LLC is $32.2 million as of March 31, 2025, representing a 44.6% ownership interest.

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